     As filed with the Securities and Exchange Commission on August 28, 2001

                                                 Registration No. 333-__________

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                  T-NETIX, INC.
      --------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Colorado                                       84-1037352
       (State or Other                                  (IRS Employer
       Jurisdiction of                                  Identification
 Incorporation or Organization)                              Number)


            1544 Valwood Parkway, Suite 102, Carrollton, Texas 75006
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                      T-NETIX, INC. 2001 STOCK OPTION PLAN
      --------------------------------------------------------------------
                            (Full Title of the Plans)


        Wayne A. Johnson II, Esq.                         COPIES TO:
             T-NETIX, Inc.                           Kevin M. Kelly, Esq.
         1544 Valwood Parkway                   Rothgerber Johnson & Lyons LLP
        Carrollton, Texas 75006                  1200 17th Street, Suite 3000
(Name and Address of Agent for Service)              Denver, Colorado 80202
           (972) 241-1535                               (303) 623-9000

---------------------------------------
(Telephone Number of Agent for Service)

                                                  CALCULATION OF REGISTRATION FEE
====================================================================================================================
Title of Securities to       Amount to be         Proposed Maximum       Proposed Maximum          Amount of
     be Registered            Registered         Offering Price Per     Aggregate Offering      Registration Fee
                                                       Share                  Price
     Common Stock            2,000,000(1)             $2.46(2)             $4,920,000(2)           $1,230(2)
====================================================================================================================

         (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate number of shares which by reason of certain events specified in the plan may become subject to the plan.

         (2) Pursuant to Rule 457(c), (h) under the Securities Act of 1933, as amended, the proposed maximum offering price per share and the proposed maximum aggregate offering price are estimated solely for purposes of calculating the registration fee and are based upon the following: options for 2,000,000 shares at a weighted average exercise price of $2.46 per share which represents the average of the high and low prices of the Common Stock as quoted on the Nasdaq National Market System on August 24, 2001.

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
PART II -- INFORMATION REQUIRED IN THE REGISTRATION STATEMENT..................................................II-1
         ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE......................................................II-2
         ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.......................................................II-2
         ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS....................................................II-3
         ITEM 8.  EXHIBITS II-3
         ITEM 9.  UNDERTAKINGS.................................................................................II-3

SIGNATURES.....................................................................................................II-5

EXHIBIT INDEX..................................................................................................II-7

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents, all of which were previously filed by T-NETIX, Inc. (the "Company") (File No. 0-25016) with the Commission pursuant to the Securities Exchange Act ("Exchange Act"), are hereby incorporated by reference:

         (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2000, as amended by Form 10-K/A filed on April 27, 2001;

         (2) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, as amended by Form 10-Q/A filed on May 23, 2001;

         (3) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001;

         (4) all other reports filed pursuant to Section 13(a) or 13(d) of the Exchange Act since the end of the fiscal year covered by the Annual Report referred to in (1) above; and

         (5) the description of the common stock of the Company, par value $0.01 (the "Company Stock"), contained in the Company's Registration Statement on Form 8-A filed by the Company under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated in this Registration Statement by reference and to be a part hereof from the date of filing such documents. Any statement contained herein or in a document, all or a portion of which is incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

         The legality of the Company Stock registered pursuant to this Form S-8 Registration Statement will be passed upon for the Company by the law firm of Rothgerber Johnson & Lyons LLP, One Tabor Center, Suite 3000, 1200 17th Street, Denver, Colorado 80202, which has served as special counsel to the Company in the preparation of the Form S-8 Registration Statement. No members of Rothgerber Johnson & Lyons LLP have a substantial interest in the Company or are employed on a contingent basis by the Company.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 7-109-101 et seq. of the Colorado Business Corporation Act empowers a Colorado corporation to indemnify its directors, officers, employees and agents under certain circumstance, as well as providing for the elimination of personal liability of directors and officers of a Colorado corporation for monetary damages.

         Article IX(A) of the Articles of Incorporation of the Registrant reads as follows:

         "To the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, the Corporation shall indemnify its directors and officers. Other employees, trustees and agents of the Corporation may be indemnified by the Corporation upon such terms and conditions consistent with applicable law, as the board of directors deems appropriate."

         Article IX(G) of the Articles of Incorporation of the Registrant reads as follows:

         "To the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director."

ITEM 8. EXHIBITS

         The following exhibits are attached to this registration statement:

         Exhibit 4     T-NETIX, Inc. 2001 Stock Option Plan
         Exhibit 5     Opinion of Rothgerber Johnson & Lyons LLP
         Exhibit 23.1  Consent of KPMG LLP
         Exhibit 23.2  Consent of Rothgerber Johnson & Lyons LLP (included in
                       Exhibit 5 hereto)
         Exhibit 24    Power of Attorney (included on signature page hereto)

ITEM 9. UNDERTAKINGS

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

                           (i) to include any prospectus required by Section
                  10(a)(3) or the Securities Act;

                           (ii) to reflect in the prospectus any facts or events
                  arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                           (iii) to include any material information with
                  respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b)      FILINGS INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS BY
                  REFERENCE

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h)      FILING OF REGISTRATION STATEMENT ON FORM S-8

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carrollton and the State of Texas, on this 24th day of August, 2001.

                                         T-NETIX, INC.

                                         By: /s/ Thomas E. Larkin
                                             -----------------------------------
                                             Thomas E. Larkin
                                             Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Thomas E. Larkin and Wayne A. Johnson I and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any one of them, or their or his substitute or substitutes, may lawfully do or causes to be done by virtue hereof.

               SIGNATURE                                        TITLE                              DATE
---------------------------------------- -----------------------------------------------      ---------------
/s/ Thomas E. Larkin                     Director, Chief Executive Officer and President      August 24, 2001
------------------------------------
Thomas E. Larkin


/s/ Henry G. Schopfer III                Chief Financial Officer (Principal                   August 24, 2001
------------------------------------     Accounting and Financial Officer)
Henry G. Schopfer III


/s/ Daniel M. Carney                     Chairman of the Board                                August 24, 2001
------------------------------------
Daniel M. Carney

               SIGNATURE                                        TITLE                              DATE
---------------------------------------- -----------------------------------------------      ---------------
/s/ Robert A. Geist                      Director                                             August 24, 2001
------------------------------------
Robert A. Geist


/s/ James L. Mann                        Director                                             August 24, 2001
------------------------------------
James L. Mann


/s/ Martin T. Hart                       Director                                             August 24, 2001
------------------------------------
Martin T. Hart


/s/ John H. Burbank, III                 Director                                             August 24, 2001
------------------------------------
John H. Burbank, III


/s/ Daniel J. Taylor                     Director                                             August 24, 2001
------------------------------------
Daniel J. Taylor


/s/ W.P. Buckthal                        Director                                             August 24, 2001
------------------------------------
W.P. Buckthal


/s/ Richard E. Cree                      Director                                             August 24, 2001
------------------------------------
Richard E. Cree

/s/ B. Holt Thrasher                     Director                                             August 24, 2001
------------------------------------
B. Holt Thrasher

                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER        DESCRIPTION
  -------       -----------
     4          T-NETIX, Inc. 2001 Stock Option Plan

     5          Opinion of Rothgerber Johnson & Lyons LLP

  23.1          Consent of KPMG LLP

  23.2          Consent of Rothgerber Johnson & Lyons LLP (included in
                Exhibit 5 hereto)

    24          Power of Attorney (included on signature page hereto)